UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2006

PACIFICORP

(Exact name of registrant as specified in its charter)

STATE OF OREGON (State or other jurisdiction of incorporation)	1-5152 (Commission File No.)	93-0246090 (I.R.S. Employer Identification No.)

825 N.E. Multnomah, Suite 2000, Portland, Oregon (Address of principal executive offices)	97232-4116 (Zip Code)

Registrant’s telephone number, including area code:

(503) 813-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On May 31, 2006, PricewaterhouseCoopers LLP was advised that it had been dismissed and would not be appointed as PacifiCorp’s independent registered public accounting firm for the transitional nine-month period ending December 31, 2006. The transitional nine-month period arose from PacifiCorp’s election on May 10, 2006 to change its fiscal year-end from March 31 to December 31. The decision to change its independent registered public accounting firm was approved by the Audit Committee of PacifiCorp’s parent company, MidAmerican Energy Holdings Company.

The reports of PricewaterhouseCoopers LLP on PacifiCorp’s financial statements as of and for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended March 31, 2006 and 2005 and through May 31, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its reports on the financial statements for such years. During the fiscal years ended March 31, 2006 and 2005 and through May 31, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

PacifiCorp requested that PricewaterhouseCoopers LLP provide it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. A copy of the letter provided by PricewaterhouseCoopers LLP dated June 2, 2006 is attached to this Form 8-K as an exhibit.

(b) On May 31, 2006, the Audit Committee of MidAmerican Energy Holdings Company approved the engagement of Deloitte & Touche LLP, subject to completion of their client acceptance procedures, as the independent registered public accounting firm to audit PacifiCorp’s financial statements, commencing with the transitional nine-month period ending December 31, 2006. During the fiscal years ended March 31, 2006 and 2005 and through May 31, 2006, PacifiCorp has not consulted with Deloitte & Touche LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on PacifiCorp’s financial statements, nor did Deloitte & Touche LLP provide advice to PacifiCorp, written or oral, that was an important factor considered by PacifiCorp in reaching a decision as to an accounting, auditing or financial reporting issue. During the fiscal years ended March 31, 2006 and 2005 and through May 31, 2006, neither PacifiCorp, nor anyone on its behalf, consulted with Deloitte & Touche LLP on any matter that was the subject of a disagreement with PricewaterhouseCoopers LLP pursuant to Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K or that is identified as a reportable event in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

16 Letter from PricewaterhouseCoopers LLP dated June 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFICORP (Registrant)
By:	/s/ Richard D. Peach
Richard D. Peach Senior Vice President and Chief Financial Officer

Date:  June 5, 2006